FIRST SOUTH AFRICA CORP., LTD.


                                   $15,000,000

           Increasing Rate Senior Subordinated Convertible Debentures

                              Due October 31, 2001

                           ---------------------------

                                    Indenture

                          Dated as of October 29, 1997


                     AMERICAN STOCK TRANSFER & TRUST COMPANY

                                     Trustee

                                TABLE OF CONTENTS



ARTICLE I.           DEFINITIONS AND INCORPORATION BY REFERENCE

           Section 1.01.  Definitions.........................................2
           Section 1.02.  Other Definitions...................................7
           Section 1.03.  Rules of Construction...............................7

ARTICLE II.          THE SECURITIES

           Section 2.01.  Form and Dating.....................................8
           Section 2.02.  Execution and Authentication........................8
           Section 2.03.  Registrar, Paying Agent and
                          Conversion Agent....................................9
           Section 2.04.  Paying Agent to Hold Money in Trust. ...............9
           Section 2.05.  Securityholder Lists...............................10
           Section 2.06.  Transfer and Exchange..............................10
           Section 2.07.  Replacement Securities.............................11
           Section 2.08.  Outstanding Securities.............................11
           Section 2.09.  Treasury Securities................................11
           Section 2.10.  Temporary Securities...............................12
           Section 2.11.  Cancellation.......................................12
           Section 2.12.  Payment of Interest; Interest
                          Rights Preserved...................................12
           Section 2.13.  Legending of the Securities;
                          Restriction on Transfer............................14
           Section 2.14.  Notification Regarding Restricted
                          Securities.........................................15
           Section 2.15.  CUSIP Numbers......................................15

ARTICLE III.         REDEMPTION

           Section 3.01.  Election to Redeem; Notice
                          to Trustee. .......................................15
           Section 3.02.  Selection by Trustee of Securities
                          to be Redeemed.....................................16
           Section 3.03.  Notice of Redemption...............................16
           Section 3.04.  Effect of Notice of Redemption.....................17
           Section 3.05.  Deposit of Redemption Price........................18
           Section 3.06.  Securities Redeemed in Part........................18



                                       (i)

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                           TABLE OF CONTENTS (cont'd)



ARTICLE IV.          COVENANTS

           Section 4.01.  Payment of Securities..............................18
           Section 4.02.  SEC Reports........................................18
           Section 4.03.  Compliance Certificate.............................19
           Section 4.04.  Usury Laws.........................................19
           Section 4.05.  Investment Company Act.............................19
           Section 4.06.  Dividend and Payment Restrictions
                          Affecting Subsidiaries.............................20
           Section 4.07.  Restriction on Payment of Dividends
                          and Stock Repurchases..............................20
           Section 4.08.  Restriction on Transactions With Affiliates........23
           Section 4.09.  Incurrence of Indebtedness.........................23
           Section 4.10.  Plan of Liquidation................................24
           Section 4.11.  Money for Security Payments to Be Held in Trust....26
           Section 4.12.  Change of Control.  ...............................27

ARTICLE V.           SUCCESSOR CORPORATION

           Section 5.01.  When Company May Merge, Etc........................28

ARTICLE VI.          DEFAULTS AND REMEDIES

           Section 6.01.  Events of Default..................................29
           Section 6.02.  Acceleration.......................................32
           Section 6.03.  Other Remedies.....................................32
           Section 6.04.  Waiver of Past Defaults............................34
           Section 6.05.  Control by Majority................................34
           Section 6.06.  Limitation on Suits................................34
           Section 6.07.  Rights of Holders to Receive Payment...............35
           Section 6.08.  Collection Suit by Trustee.........................35
           Section 6.09.  Trustee May File Proofs of Claim...................36
           Section 6.10.  Priorities.........................................37
           Section 6.11.  Undertaking for Costs; Notice of Proceedings.......37



                                      (ii)

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                           TABLE OF CONTENTS (cont'd)



ARTICLE VII.                   TRUSTEE

           Section 7.01.  Duties of Trustee..................................38
           Section 7.02.  Rights of Trustee..................................40
           Section 7.03.  Individual Rights of Trustee.......................41
           Section 7.04.  Trustee's Disclaimer...............................41
           Section 7.05.  Notice of Defaults.................................42
           Section 7.06.  Compensation and Indemnity.........................42
           Section 7.07.  Replacement of Trustee.............................43
           Section 7.08.  Successor Trustee by Merger, Etc...................44
           Section 7.09.  Eligibility; Disqualification......................44

ARTICLE VIII.                  DISCHARGE OF INDENTURE

           Section 8.01.  Termination of Company's Obligations...............44
           Section 8.02.  Application of Trust Money.........................46
           Section 8.03.  Repayment to Company...............................46

ARTICLE IX.          AMENDMENTS, SUPPLEMENTS AND WAIVERS

           Section 9.01.  Without Consent of Holders.........................46
           Section 9.02.  With Consent of Holders............................47
           Section 9.03.  Revocation and Effect of Consents. ................48
           Section 9.04.  Notation on or Exchange of Securities. ............49
           Section 9.05.  Trustee to Sign Amendments, Etc....................49

ARTICLE X.           CONVERSION

           Section 10.01.  Conversion Privilege..............................49
           Section 10.02.  Conversion Procedure..............................50
           Section 10.03.  Fractional Shares.................................51
           Section 10.04.  Taxes on Conversion...............................51
           Section 10.05.  Company to Provide Stock..........................51
           Section 10.06.  Adjustment for Change in Capital Stock............52
           Section 10.07.  Adjustment for Rights Issue.......................53
           Section 10.08.  Adjustment for Other Distributions................53
           Section 10.09.  Adjustments for Common Stock Issue................54
           Section 10.10.  Adjustment for Convertible Securities Issue.......55


                                      (iii)

           Section 10.11.  Current Market Price..............................55
           Section 10.12.  Consideration Received............................55
           Section 10.13.  When Adjustment May be Deferred...................56
           Section 10.14.  When No Adjustment Required.......................56
           Section 10.15.  Notice of Adjustment..............................57
           Section 10.16.  Voluntary Reduction...............................57
           Section 10.17.  Notice of Certain Transactions....................58
           Section 10.18.  Reorganization of Company.........................58
           Section 10.19.  Company Determination Final.......................59
           Section 10.20.  Trustee's Disclaimer..............................59

ARTICLE XI.          SUBORDINATION

           Section 11.01.  Agreement to Subordinate..........................59
           Section 11.02.  Certain Definitions...............................60
           Section 11.03.  Liquidation; Dissolution; Bankruptcy..............60
           Section 11.04.  Default on Senior Indebtedness....................61
           Section 11.05.  Acceleration of Securities........................62
           Section 11.06.  When Distribution Must Be Paid Over. .............62
           Section 11.07.  Notice by Company.................................63
           Section 11.08.  Subrogation.......................................63
           Section 11.09.  Relative Rights...................................64
           Section 11.10.  Subordination May Not Be Impaired By Company......64
           Section 11.11.  Distribution or Notice to Representative..........64
           Section 11.12.  Trustee and Paying Agents Not Chargeable
                           with Knowledge Until Notice.......................65
           Section 11.13.  Ranking of Securities.............................65

ARTICLE XII.                   MISCELLANEOUS

           Section 12.01.  Notices; Reporting Date...........................66
           Section 12.02.  Communication by Holders with Other Holders.......67
           Section 12.03.  Certificate and Opinion as to Conditions
                           Precedent.........................................67
           Section 12.04.  Statements Required in Certificate Or Opinion.....67


                                      (iv)

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                           TABLE OF CONTENTS (cont'd)



           Section 12.05.  When Treasury Securities Disregarded. ............68
           Section 12.06.  Rules by Trustee and Agents.......................68
           Section 12.07.  Legal Holidays....................................68
           Section 12.08.  Governing Law.....................................68
           Section 12.09.  No Adverse Interpretation of Other Agreements.....69
           Section 12.10.  No Recourse Against Others. ......................69
           Section 12.11.  Successors........................................69
           Section 12.12.  Duplicate Originals...............................69
           Section 12.13.  Separability......................................69




                                       (v)

        INDENTURE, dated as of October 29, 1997 between FIRST SOUTH AFRICA CORP., LTD., a Bermuda corporation (the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, a New York corporation (the "Trustee").

        Intending to be legally bound hereby, each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's Increasing Rate Senior Subordinated Convertible Debentures due October 31, 2001 (the "Securities");

                                   ARTICLE I.

                   DEFINITIONS AND INCORPORATION BY REFERENCE


        Section 1.01. Definitions.

        "Affiliate" means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

        "Agent"  means  any  Registrar,   Paying  Agent,   Conversion  Agent  or
co-registrar. See Section 2.03.

        "Board of Directors" means the Board of Directors of the Company or any duly authorized committee of that Board.

        "Board Resolution" means a copy of a resolution certified by the Secretary or Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

        "Capitalized Leases" means, with respect to any person, all obligations of such person under any agreement to lease, or lease of, any real or personal property that are required to be capitalized for financial reporting purposes in accordance with GAAP and the amount of Indebtedness relating thereto shall be the capitalized amount of such obligations determined in accordance with such principles.

        "Capital Stock" means any class of capital stock of the Company as it exists on the date of this Indenture or as it may be constituted from time to time and warrants, options and similar rights to acquire any such capital stock.

        "Company" means the party named as such in this Indenture unless and until a successor replaces it in accordance with this Indenture and thereafter means the successor.

        "Company Request" and "Company Order" mean, respectively, a written request, order or consent signed in the name of the Company by its Chairman of the Board, President, any

Vice President, its Treasury or Secretary or an Assistant Secretary, and delivered to the Trustee.

        "Consolidated Net Income" means, for any period, the aggregate of the Net Income of the Company and its Subsidiaries (if any) for such period, on a consolidated basis, determined in accordance with generally accepted accounting principles, provided that (i) the Net Income of any person which is not a Subsidiary or is accounted for by the Company by the equity method of accounting or of any Subsidiary subject to restrictions, directly or indirectly, on the payment of dividends or the making of any distribution to the Company shall be included only to the extent of the amount of dividends or distributions paid to the Company or a Subsidiary (other than a Subsidiary subject to any such restriction), and (ii) the Net Income of any person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded. "Net Income" of any person shall mean the net income (loss) of such person, determined in accordance with generally accepted accounting principles; excluding, however, from the determination of Net Income any gain (but not loss) realized upon the sale or other disposition (including, without limitation, dispositions pursuant to leaseback transactions, except any gain from such leaseback transaction may be amortized into Net Income over the term of the lease) of any real property or equipment of such person which is not sold or otherwise disposed of in the ordinary course of business, or of any capital stock of the Company or a Subsidiary owned by such person.

        "Default" means any event which is, or after notice, or passage of time or both would be, an Event of Default.

        "Exchange Act" means the Securities Exchange Act of 1934, as in effect on the date of execution of this Indenture and as may thereafter be amended.

        "GAAP" means generally accepted accounting principles in the United States as in effect on the date of execution of this Indenture.

        "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

        "Indebtedness" means, without duplication, with respect to any person, as of any date, the principal of and any premium or interest on (a) all indebtedness of such person for borrowed money and purchase money obligations (including all indebtedness evidenced by notes, bonds, debentures or other securities sold by such person) or in respect of letters of credit or similar instruments issued for its own account, (b) all indebtedness incurred by such person in the acquisition (whether by way of purchase, merger, consolidation or otherwise and whether by such person or another person) of any business, real property or other assets (except assets acquired in the ordinary course of the conduct of the acquiror's usual business), (c) all indebtedness of any other person secured by a lien to which the property or assets owned or held by such first-named person is subject, whether or not the obligations secured thereby shall have been assumed,(d) all Capitalized Leases, (e) guarantees by such person of indebtedness described in clauses (a), (b),(c) or (d), and (f), renewals, extensions, refundings, deferrals, restructurings, amendments and modifications of any such indebtedness, obligation or guarantee.

        "Indenture" means this Indenture as amended or supplemented from time to time.

        "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

        "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary or any Assistant Secretary of the Company.

        "Officers' Certificate" means a certificate signed by two Officers or by an Officer (other than the Secretary or an Assistant Secretary) and an Assistant Secretary of the Company.

        "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

        "Parent" with respect to a person, means any corporation, partnership, joint venture or other business entity which owns, directly or through one or more Subsidiaries, shares of stock or other interests having general voting power under ordinary circumstances to elect a majority of the board of directors, managers, trustees or other governing body of such person.

        "person" means any individual, corporation,  partnership, joint venture,
association,   joint  stock  company,  trust,   unincorporated  organization  or
government or any agency or political subdivision thereof.

        "principal" of a debt security means the principal of the security plus the premium, if any, on the security.

        "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities means the date specified for that purpose in the Securities.

        "Restricted Securities" means Securities which were acquired by the Holder thereof other than pursuant to an effective registration statement under the Securities Act of 1933, as amended.

        "SEC" means the Securities and Exchange Commission.

        "Securities" means the Securities described above and issued under this Indenture.

        "Securities Act" means the Securities Act of 1933, as in effect on the date of execution of this Indenture and as may thereafter be amended.

        "Special Record Date" for the payment of any defaulted interest means the date fixed by the Trustee pursuant to Section 2.12.

        "Stated Maturity", when used with respect to the Securities or any installment of principal thereof or interest thereon, means the date specified in the Securities as the fixed date on which the principal of such Securities or such installment of principal or interest is due and payable.

        "Subsidiary" means any person of which at the time of determination made under this Indenture at least a majority of capital stock having ordinary voting power for the election of directors or other governing body of such person is owned by the Company directly or through one or more Subsidiaries.

        "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of execution of this Indenture.

        "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the exchange or in the market which is the principal United States market for the Common Stock of the Company, as determined by the Board of Directors of the Company.

        "Trustee" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor.

        "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

        Section 1.02. Other Definitions.

                                                                       Defined
        Term                                                          in Section
        ----                                                          ----------

        "Accelerated Redemption Obligations"..........................     3.07
        "Bankruptcy Law"..............................................     6.01
        "Business Day"................................................     4.10
        "Common Stock"................................................    10.01
        "Conversion Agent"............................................     2.03
        "Custodian"...................................................     6.01
        "Defaulted Interest"..........................................     2.12
        "Disqualified Stock"..........................................     4.07
        "Equity Interest".............................................     4.07
        "Event of Default"............................................     6.01
        "Legal Holiday"...............................................    12.08
        "Offering Price"..............................................    10.07
        "Paying Agent"................................................     2.03
        "Quoted Price"................................................    10.03
        "Registrar"...................................................     2.03
        "Representative"..............................................    11.02
        "Restricted Payments".........................................     4.07
        "Senior Indebtedness".........................................    11.02
        "U.S. Government Obligations".................................     8.01

        Section 1.03. Rules of Construction. Unless the context otherwise requires:

                (a) a term has the meaning assigned to it;

                (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP in effect on the date of execution of this Indenture;

                (c) "or" is not exclusive;

                (d) words in the singular include the plural, and in the plural include the singular; and

                (e) provisions apply to successive events and transactions.

                                   ARTICLE II.

                                 THE SECURITIES


        Section 2.01. Form and Dating. The Securities and the Trustee's certificate of authentication shall be substantially in the form set forth in Exhibit A, the terms and provisions of which are a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage or agreements to which the Company is a party. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication.

        Section 2.02. Execution and Authentication. Two Officers shall execute the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities.

        If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

        A Security shall not be valid until a duly authorized agent of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

        The Trustee shall authenticate Securities for original issue in the aggregate principal amount of up to $15,000,000 upon a written order of the Company signed by an Officer of the Company. The aggregate principal amount of Securities outstanding at any time may not exceed that amount except as provided in Section 2.07.

        The Securities shall be issuable in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

        The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same right as an Agent to deal with the Company or an affiliate.

        Section 2.03. Registrar, Paying Agent and Conversion Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for payment ("Paying Agent") and an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term "Paying Agent" includes any additional paying agent; the term "Conversion Agent" includes any additional conversion agent. The Company may change any Paying Agent, Registrar, Conversion Agent or co-registrar without notice to any Securityholder.

        The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Conversion Agent, Paying Agent, Registrar or co-registrar.

        The Company initially appoints the Trustee as the Registrar, Paying Agent and Conversion Agent.

        Section 2.04. Paying Agent to Hold Money in Trust. The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of the Securityholders or the Trustee all moneys held by the Paying Agent for the payment of principal of or interest on the Securities, and shall notify the Trustee of any default by the Company in making any such payment. While such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent shall have no further liability for the money. If the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Securityholders all money held by it as Paying Agent.

        Section 2.05. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before the tenth day prior to each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

        Section 2.06.  Transfer and  Exchange.  Subject to the  requirements  of
Section 2.13, where a Security is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register the transfer as requested if duly endorsed or accompanied by a proper instrument or instruments of assignment and transfer thereof and its requirements for such transaction are met. Where Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit registrations of transfers and exchanges, the Company shall issue and the Trustee shall authenticate Securities at the Registrar's request. Any exchange or transfer shall be without charge, except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

        Neither the Company, the Trustee nor any other agent of the Company shall be required (i) to issue, register the transfer of or exchange Securities during a period beginning at the opening of 15 days before the day of any selection of Securities for redemption under Section 3.01 and ending at the close of business on the day of such day of selection; provided, however, that such restriction shall not affect the ability of a holder to convert the Securities in accordance with Article X, or (ii) to register the transfer of or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

        Section 2.07. Replacement Securities. If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security dated the date of the lost, destroyed or wrongfully taken Security, if, in the case of a lost, destroyed or wrongfully taken Security, the holder of such Security furnishes to the Trustee evidence satisfactory to it, in its discretion, of the ownership of and the destruction, loss or theft of such Security and shall furnish to the Company and to the Trustee an indemnity bond sufficient in the judgment of the Company and the Trustee to protect each of them and any agent for any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security. Every replacement Security is an additional obligation of the Company.

        Section 2.08. Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or one of its Subsidiaries or an Affiliate holds the Security.

        If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

        If Securities are considered paid under Section 4.01, they cease to be outstanding and interest on them ceases to accrue.

        Section 2.09. Treasury Securities. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or an Affiliate shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be disregarded.

        Section 2.10. Temporary Securities. Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

        Section 2.11. Cancellation. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange, payment or conversion. The Trustee and no one else shall cancel and shall, subject to the record-retention requirements of the Exchange Act, destroy Securities surrendered for transfer, exchange, payment, replacement, conversion or cancellation and deliver a certificate of such destruction to the Company unless the Company instructs the Trustee in writing to deliver the cancelled Securities to the Company. The Company may not issue new Securities to replace Securities that it has paid or that have been delivered to the Trustee for cancellation or that any Securityholder has converted pursuant to Article X.

        Section 2.12. Payment of Interest; Interest Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security is registered at the close of business on the Regular Record Date for such interest payment.

        Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

                (a) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Securities are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date thereof to be mailed, first-class postage prepaid, to each Holder of Securities at his registered address, not less than 15 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed such Defaulted Interest shall be paid to the persons in whose names the Securities are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

                (b) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange or automated trading system on which such Securities may be listed, and upon such notice as may be required by such exchange or automated trading system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

        Subject to the foregoing provisions of this Section and Section 2.06, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

        Section 2.13. Legending of the Securities; Restriction on Transfer. All Securities originally issued hereunder pursuant to the exemption from registration provided in Regulation S under the Securities Act shall bear the following legend:

                     "SECURITIES    REPRESENTED    BY    THIS
             CERTIFICATE MAY NOT BE SOLD, OFFERED, OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A "U.S. PERSON" UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE. IN NO EVENT MAY SUCH SECURITIES BE SOLD, OFFERED OR TRANSFERRED IN THE UNITED STATES OR TO A "U. S. PERSON" FOR A PERIOD OF FORTY (40) DAYS FROM THE DATE OF THIS CERTIFICATE."

        Prior to any transfer of any Security bearing such legend, in whole or in part, the Holder thereof shall furnish to the Company and the Trustee an Opinion of Counsel, who shall be reasonably satisfactory to the Company and the Trustee, in substance reasonably satisfactory to the Company and the Trustee, to the effect that such Security has been registered under the Securities Act and any applicable state laws, or registration is not required thereunder.

        Section 2.14. Notification Regarding Restricted Securities. The Company shall deliver to the Trustee and the Paying Agent an Officers' Certificate and an Opinion of Counsel notifying the Trustee and the Paying Agent at any time that the Company becomes aware that a Security ceases to be a Restricted Security. The Trustee and Paying Agent may conclusively rely on such notice and shall treat each Security as a Restricted Security until they receive such notice with respect to such Security. The Company shall deliver to the Trustee and the Paying Agent an Officers' Certificate and an Opinion of Counsel notifying the Trustee and the Paying Agent whenever any registration statement registering any of the Securities under the Securities Act is declared effective by the SEC.

        Section 2.15. CUSIP Numbers. The Company in issuing the Securities may use a "CUSIP" number, and if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities.


                                  ARTICLE III.

                                   REDEMPTION


        Section 3.01. Election to Redeem; Notice to Trustee. The Securities may be redeemed at the election of the Company as a whole or in part from time to time commencing on the period and at the redemption prices specified in paragraph 5 of the Securities, together with accrued interest to the redemption date. If the Company wishes to redeem any or all of the Securities pursuant to paragraph 5 of the Securities, the Company shall, at least forty-five (45) days prior to the redemption date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such redemption date and of the principal amount of Securities to be redeemed. In the case of any redemption, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with the provisions of this Indenture and of the Securities with respect thereto.

        Section 3.02. Selection by Trustee of Securities to be Redeemed. If less than all the Securities are to be redeemed pursuant to paragraph 5 of the Securities, the particular Securities to be redeemed shall be selected by the Trustee, from the Securities not previously called for redemption by a method that complies with the requirements of any exchange or automated quotation system on which the Securities are listed and that the Trustee deems fair and appropriate. The Trustee shall make the selection not more than sixty (60) days and not less than thirty (30) days before the redemption date. Securities in denominations of $1,000 may only be redeemed in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be called for redemption.

        Section 3.03. Notice of Redemption. At least thirty (30) days but not more than sixty (60) days before a redemption date, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed at such Holder's last registered address.

        The notice shall identify the Securities to be redeemed and shall state:

                        (1)     the redemption date;

                        (2) the redemption price (determined in accordance with paragraph 5 of the Securities);

                        (3)     the conversion price;

                        (4)     the  name  and   address  of  the   Trustee  and
                                Conversion Agent;

                        (5) that Securities called for redemption may be converted at any time before the close of business on the second business day prior to the redemption date;

                        (6) that Holders who want to convert Securities must satisfy the requirements in paragraph 8 of the Securities;

                        (7)     that  Securities  called for redemption  must be
                                surrendered   to  the  Trustee  to  collect  the
                                redemption price;

                        (8)     that   interest   on   Securities   called   for
                                redemption ceases to accrue on and after the redemption date; and

                        (9) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued.

        At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense.

        Section 3.04. Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price. Upon surrender to the Trustee (subject, however, to Section 2.13 and to the deposit by the Company of the redemption price pursuant to Section 3.05), such Securities shall be paid at the redemption price, plus accrued interest to the redemption date, but interest installments due on or prior to the redemption date will be payable to the holder of record at the close of business on the relevant record dates referred to in the Securities.

        Section 3.05. Deposit of Redemption Price. Before the redemption date, the Company shall deposit with the Trustee money, or at the Company's option, shares of the Company's Common Stock in such amount to be determined pursuant to paragraph 5 of the Securities, sufficient to pay the redemption price of, and accrued interest on, all Securities to be redeemed on that date. The Trustee shall return to the Company any money not required for that purpose.

        Section 3.06. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.


                                   ARTICLE IV.

                                    COVENANTS


        Section 4.01. Payment of Securities. The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture, subject to the subordination provisions of
Article XI. Principal and interest shall be considered paid on the date due if the Trustee or the Paying Agent holds at the opening of business on that date money designated for and sufficient to pay all principal and interest then due.

        The Company shall pay interest on overdue principal, compounded quarterly, at the rate borne by the Securities; it shall pay interest on overdue installments of interest at the same rate, in each case compounded quarterly, to the extent lawful.

        Section 4.02. SEC Reports. Within 15 days after the Company files with the SEC copies of its annual reports and other information, documents and reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, the Company shall deliver the same with the Trustee. The Company shall timely comply with its reporting and filing obligations under the applicable federal securities laws.

        Section 4.03. Compliance Certificate. The Company shall deliver to the Trustee, within 105 days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of principal of or interest, if any, on the Securities are prohibited.

        The Company will, so long as any of the Securities are outstanding, deliver to the Trustee forthwith upon becoming aware of (i) any Default or Event of Default or (ii) any default or event of default under any other mortgage, Indenture or instrument as that term is used in Section 6.01(5), an Officers' Certificate specifying such Default, Event of Default or default.

        Section 4.04. Usury Laws. The Company will not assert, plead (as a defense or otherwise) or in any manner whatsoever claim (and will actively resist any attempt to compel it to assert, plead or claim) in any action, suit or proceeding that the interest rate on the Securities violates present or future usury or other laws relating to the interest payable on any indebtedness and will not otherwise avail itself (and will actively resist any attempt to compel it to avail itself) of the benefits of any such laws.

        Section 4.05. Investment Company Act. The Company will not, and will take such action so that none of the Subsidiaries will, register as, or conduct their respective businesses or take any action which shall cause any of them to become or be deemed to be, an investment company as defined under the Investment Company Act of 1940 and the rules and regulations of the SEC thereunder.

        Section 4.06. Dividend and Payment Restrictions Affecting Subsidiaries. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary to
(i) pay dividends or make any other distributions, in cash or otherwise, on its Capital Stock or any other interest or participation in, or measured by, its profits, owned by the Company or any of its Subsidiaries or pay any Indebtedness owed to the Company or any of its Subsidiaries, (ii) make loans or advances to the Company or any of its Subsidiaries, or (iii) transfer any of its properties or assets to the Company or any of its Subsidiaries, except for such encumbrances or restrictions in existence on the date of this Indenture, including any renewal, refunding or refinancing thereof, and encumbrances or restrictions existing under or by reason of (A) this Indenture and the Securities, (B) applicable law, (C) any instrument governing Indebtedness or Capital Stock of a person acquired by the Company, or any of its Subsidiaries, in existence at the time of such acquisition (but not in connection with such acquisition), including any renewals, refundings or refinancings thereof, provided, that, the restrictions contained in such renewals, refundings or refinancings are no more restrictive than those contained in such instrument at the time of such acquisition, which encumbrance or restriction is not applicable to any person, or to the properties or assets of any person, other than the person, or the property or assets of the person, so acquired by the Company or its Subsidiaries, (D) by reason of customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices, or (E) with respect to clause (iii) above, purchase money obligations for property acquired in the ordinary course of business.

        Section 4.07. Restriction on Payment of Dividends and Stock Repurchases. The Company may not, (i) declare or pay any dividend or make any distribution on its Capital Stock of any class to its stockholders (other than dividends or distributions payable in shares of Capital Stock (other than Disqualified Stock) of the Company), or (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interest of the Company, any Subsidiary or other Affiliate (other than any such Equity Interests owned by the Company or any Subsidiary or other than in connection with an acquisition of any business entity where payment includes a stock in lieu of cash component), or (iii) permit any Subsidiary to declare or pay any dividend on, or make any distribution to its stockholders of, any shares of its capital stock, except to the Company or any Subsidiary (other than dividends or distributions payable in Equity Interests of it or the Company), or
(iv) permit any Subsidiary to purchase, redeem or otherwise acquire or retire for value any Equity Interests of such Subsidiary, the Company or any Affiliate of either of them (other than any such Equity Interests owned by the Company or any Subsidiary) (such restricted dividends, distributions, purchases, redemptions or other acquisitions or retirements being collectively referred to as "Restricted Payments") if at the time of such Restricted Payment:

                (a) an Event of Default shall have occurred and be continuing, or shall occur as a consequence thereof; or

                (b) if upon giving effect to such Restricted Payment the aggregate amount expended for all such Restricted Payments (the amount expended for such purposes, if other than cash, to be conclusively determined by the Board of Directors as evidenced by a Board Resolution) subsequent to the date of execution of this Indenture shall exceed the sum of:

                        (1) 50% of the aggregate Consolidated Net Income of the Company accrued during fiscal quarters ending subsequent to September 30, 1997;

                        (2) the aggregate net proceeds, including cash and the fair market value of property other than cash (as determined in good faith by the Board of Directors as evidenced by a Board Resolution), received by the Company from the issue or sale subsequent to the date of execution of this Indenture of Capital Stock of the Company (other than Capital Stock subject to mandatory redemption or redemption at the option of the holder, or is convertible or exchangeable for Indebtedness in either case prior to the maturity of the Securities (collectively "Disqualified Stock")) or of warrants to purchase such Capital Stock (other than warrants to purchase such Disqualified Stock) other than in connection with the conversion of any Indebtedness;

                        (3) the aggregate net proceeds received by the Company subsequent to the date of execution of this Indenture from the issue or sale of any debt securities or Disqualified Stock of the Company, if, at the time of such contemplated Restricted Payment, such debt securities or Disqualified Stock, as the case may be, have been converted into Capital Stock of the Company; and

                        (4) (a) if such Restricted Payment is made on or prior to June 30, 1998, $3,000,000 or (b) if such Restricted Payment is made after June 30, 1998, $5,000,000.

For purposes of any calculation pursuant to the preceding sentence which is required to be made within 60 days after the declaration of a dividend by the Company or any Subsidiary, such dividend shall be deemed to be paid at the date of declaration, and the subsequent payment of such dividend during such 60-day period shall not be treated as an additional Restricted Payment.

        Notwithstanding the foregoing, the provisions of this Section 4.07 will not prevent (i) the payment of any dividend within 60 days after the date of declaration with the payment complied with the foregoing provisions on the date of declaration; or (ii) the retirement of any shares of the Company's Capital Stock by exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Subsidiary) of, other shares of its Capital Stock (other than any Disqualified Stock), and neither such retirement nor the proceeds of any such sale or exchange shall be included in any computation made under this Section 4.07.

        "Equity Interest" means Capital Stock or warrants, options or other rights to acquire Capital Stock.

        Section 4.08. Restriction on Transactions With Affiliates. The Company will not, nor permit any Subsidiary to,(i) engage in any transaction with an Affiliate of the Company or any Subsidiary on terms less favorable to the Company or such Subsidiary than that which might be obtained at the time of such transaction from unrelated entities, (ii) loan or advance any funds to any Affiliate (other than to the Company or any of its direct or indirect Subsidiaries) in excess of $250,000 in the aggregate outstanding at any time, or
(iii) purchase less than all of the Securities of an Affiliate or an entity controlled by any Affiliate; provided, however, that any such purchase of all Securities shall be deemed fair to the Company as evidenced by an opinion rendered by an investment banker selected by independent directors of the Company. The restrictions in this Section 4.08 shall not apply to intercompany advances or bona fide transactions with or between Subsidiaries and/or the Company to the extent not expressly precluded by this Indenture.

        Section 4.09. Incurrence of Indebtedness. The Company will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, issue, assume, guarantee or become liable with respect to, contingently or otherwise, or extend the maturity of, any Indebtedness except for: (i) the Securities and other obligations under this Indenture; (ii) Indebtedness of the Company outstanding as of October 29, 1997; (iii) Senior Indebtedness; (iv) Capitalized Lease obligations, letters of credit to finance trade payables, in each case to the extent incurred in the ordinary course of business of the Company and its Subsidiaries; (v) Indebtedness of the Company or a Subsidiary of the Company secured by liens on assets used in the ordinary course of business by the Company or any Subsidiary and of which the value of the collateral is equal to at least 50% of the outstanding principal amount of such Indebtedness; (vi) Indebtedness which is expressly junior in right of payment to the Securities; or
(vii) any amendment, removal, extension or refunding of such Indebtedness, provided that the Company will not refinance any Indebtedness incurred pursuant to clause (vi) unless such refinancing Indebtedness is expressly junior in right of payment to the Securities.

        Section 4.10. Plan of Liquidation. The Board of Directors or the stockholders of the Company may not adopt any plan of liquidation (other than a plan of liquidation incident to a permitted merger, consolidation, sale of assets or other transaction described in Article V of this Indenture) which provides for, contemplates or the effectuation of which is preceded by, (i) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company otherwise than substantially as an entirety (Article V of this Indenture being the Article which governs any such sale, lease, conveyance or other disposition substantially as an entirety) and (ii) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and of the remaining assets of the Company to the holders of Capital Stock of the Company, unless the Company shall have made provision for the satisfaction of the Company's obligations hereunder and the Securities as to the payment of principal and interest, in the amounts and in the manner set forth below, (A) immediately following the adoption of such plan or (B) not less than five business days ("Business Days") prior to the making of any such liquidating distributions, whichever occurs first. The Company shall be deemed to make provision for such payment only if the Company irrevocably deposits in trust with the Trustee U.S. Government Obligations (as defined in Section 8.01) sufficient to pay in full the redemption price that would be payable under paragraph 5 of the Securities on the last Business Day of the second full calendar month following the month in which such provision is made, plus interest accrued and to accrue on the Securities to the last Business Day of such second calendar month. No such liquidating distributions may be made by the Company unless five Business Days have elapsed from the making of such provision for payment of the Securities and the Company shall have certified to the Trustee by an Officers' Certificate that the provisions of this Section 4.10 have been complied with.

        The Company shall redeem all of the then outstanding Securities on the last Business Day of the second full calendar month following the month in which provision is made by the Company for the payment of principal and interest pursuant to the preceding paragraph, at the same redemption price payable on the date of such redemption under paragraph 5 of the Securities, plus all accrued and unpaid interest on such Securities to the date of such redemption.

        Notwithstanding the foregoing, no liquidating distributions may be made by the Company if a Default or Event of Default has occurred and is continuing nor may any such liquidating distribution be made if for any reason the application of the proceeds of any instruments held or to be held in trust by the Trustee pursuant to this Section 4.10 are or could become subject to any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting the Trustee's application of such proceeds in the manner provided in this Section 4.10.

        At least 10 days but not more than 90 days prior to the date on which the Securities are to be redeemed by the Company pursuant to this Section 4.10, the Company shall mail or cause the Trustee to mail, at the Company's expense, a notice of redemption to each Holder stating that all of the Securities are to be redeemed, identifying the Section of this Indenture pursuant to which the Securities are to be redeemed, describing the facts which require such redemption and otherwise complying with the notice provisions of Section 3.03.

        If the Company has irrevocably deposited in trust with the Trustee U.S. Government Obligations in accordance with the provisions of this Section 4.10, the Company may terminate all of its obligations under this Indenture other than the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 7.07, 7.08
and 8.03, and in Article IV and Article XI, all of which shall survive until the Securities are no longer outstanding. Thereafter, only the Company's obligations in Section 7.07 and 8.03 shall survive.

        After a deposit made pursuant to this Section 4.10, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

        In order to have money available on the applicable redemption date specified above to pay principal and interest on the Securities, and on each principal or Interest Payment Date, if any, occurring prior to such payment date to pay principal and interest on the Securities, the U.S. Government Obligations shall be payable as to principal or interest on or before such redemption date or principal or Interest Payment Date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

        The Trustee shall hold in trust the U.S. Government Obligations deposited with it pursuant to this Section 4.10. It shall apply the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities at the times and in the amounts specified in this Indenture, including this Section 4.10, and in the Securities, including, without limitation, paragraph 1 thereof. Money and securities so held in trust are subject to Article XI.

        Section 4.11. Money for Security Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on the Securities, segregate and hold in trust for the benefit of the Securityholders a sum sufficient to pay the principal or interest so becoming due until such sum shall be paid to such persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

        Whenever the Company shall have one or more Paying Agents, it will, on or prior to each date for the payment of the principal of or interest on the Securities, deposit with a Paying Agent or the Trustee a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Securityholders; and, unless such Paying Agent is the Trustee, the Company will promptly notify the Trustee of its action or failure so to act.

        The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                        (1) hold all sums held by it for the payment of the principal of or interest on the Securities

        (and on the Senior Indebtedness to the extent required by Article XI) in trust for the benefit of the Securityholders (and the holders of such Senior Indebtedness) until such sums shall be paid to such persons or otherwise disposed of as herein provided;

                        (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest;

                        (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                        (4) maintain such records as may reasonably be requested by the Trustee and furnish to the Trustee such records as the Trustee may require.

        The Company may at any time pay, or direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money, subject in all cases to the terms and provisions of Article XI hereof.

        Section 4.12. Change of Control. In the event of a "Change of Control" (as defined below) of the Company, the Company will be obligated for a period of 30 days following the date of such Change of Control, upon the written notice of the Securityholder to the Company, to repurchase the Securities in consideration of an amount equal to 122.25% of the principal amount owed to such Securityholder with respect to the Securities. For the purposes of this Section
4.12 a "Change of Control" means (1) any sale, transfer or other conveyance, whether direct or indirect, of a majority of the fair market value of the assets of the Company, on a consolidated basis, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction, any "person" or "group," is or becomes the "beneficial owner," directly or indirectly, of more than 50% of the total voting power in the aggregate normally entitled to vote in the election of directors, manager, or trustees, as applicable, of the surviving or transferee Company, (ii) any "person" or "group," is or becomes the beneficial owner," directly or indirectly, of more than 50% of the total voting power in the aggregate of all classes of Capital Stock of the Company then outstanding normally entitled to vote in elections of directors, or (iii) during any period of 12 consecutive months after the issue date, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Company (together with any new directors whose election by the Board of Directors or whose nomination for election by shareholders of the Company was approved by a vote of the majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office. The Company will provide the Trustee with written notice of any such Change of Control within 5 days of the occurrence thereof. The Trustee will provide each Securityholder with a copy of such written notice of Change of Control within 5 days of its receipt thereof.


                                   ARTICLE V.

                              SUCCESSOR CORPORATION


        Section 5.01. When Company May Merge, Etc. The Company shall not consolidate with or merge into, or transfer all or substantially all of its assets in one or more related transactions, to, any person unless:

                (1) the Company shall be the surviving entity, or the corporation formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, conveyance or lease shall have been made, shall expressly assume by supplemental indenture all the obligations of the Company under the Securities and this Indenture, except that it need not assume the obligations of the Company as to conversion of Securities if pursuant to Section 10.18 the Company or another person enters into a supplemental indenture obligating it to deliver the securities, cash or other assets deliverable upon conversion of Securities;

                (2) immediately after giving effect to such transaction no Default or Event of Default shall have occurred and be continuing; and

                (3) the corporation formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, conveyance or lease shall have been made, has a net worth not less than the Consolidated Net Worth of the Company at the date hereof or immediately prior to such merger or transfer of assets.

        The Company shall deliver to the Trustee prior to the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel only as to clause (1) above stating that the proposed transaction and such supplemental indenture comply with this Indenture.

        The surviving, transferee or lessee corporation shall be the successor Company, but the predecessor Company in the case of a transfer or lease shall not be released from the obligation to pay the principal of and interest on the Securities.


                                   ARTICLE VI.

                              DEFAULTS AND REMEDIES


        Section 6.01. Events of Default. An "Event of Default" occurs if:

                (1) the Company defaults in the payment of interest on any Security when the same becomes due and payable and the Default continues for a period of ten (10) days;

                (2) the Company defaults in the payment of principal and premium, if any, of any Security when the same becomes due and payable and the default continues for a period of ten (10) days;

                (3) the Company defaults in the making of a deposit of any sinking fund payment when and as due pursuant to this Indenture and the default continues for a period of ten (10) days;

                (4) the Company fails to comply with or perform any of its other covenants or agreements in, or provisions of, the Securities or this Indenture and the Default continues for the period and after the notice specified below;

                (5) the Company defaults under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company which default shall constitute a failure to pay any portion of interest or principal when due after any applicable grace period or if the effect of such event of default is to cause or permit the acceleration of such indebtedness prior to its expressed maturity, and such event of default results in an acceleration of a principal amount of such indebtedness without such indebtedness having been discharged or such acceleration having been rescinded or annulled, provided, that the aggregate indebtedness in default under this clause (5) is in excess of $200,000;

                (6) the Company, pursuant to or within the meaning of any Bankruptcy Law:

                        (A)     commences a voluntary case,

                        (B) consents to the entry of an order for relief against it in an involuntary case,

                        (C) consents to the appointment of a Custodian of it or for all or substantially all of its property,

                        (D) makes a general assignment for the benefit of its creditors, or

                        (E) generally is unable to pay its debts as the same become due;

                (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                        (A)     is  for  relief   against  the  Company  or  any
        Subsidiary in an involuntary case,

                        (B) appoints a Custodian of the Company or any Subsidiary or for all or substantially all of its property, or

                        (C) orders the liquidation of the Company or any Subsidiary,

and the order or decree remains unstayed and in effect for 60 days; and

                (8) in the event that the Company's reporting obligations pursuant to Section 13 or 15(d) of the Exchange Act suspended or terminated.

        The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or State law or other applicable and similar law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

        A Default under clause (4) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities notifies the Company of the default and the Company does not cure the default within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." If the Holders of 25% in principal amount of the outstanding Securities request the Trustee to give such notice on their behalf, the Trustee shall do so.

        Subject to the provisions of Sections 7.01 and 7.02, the Trustee shall not be charged with knowledge of any Event of Default, other then an Event of Default pursuant to Section 6.01(1) or 6.01(2), unless written notice thereof shall have been given to the Trustee at its address set forth in Section 12.02 by the Company, the Paying Agent, the Holder of a Security or an agent of any Holder or any holder of any indebtedness.

        The Company shall promptly notify the Trustee of the occurrence of a Default under clause (4) or (5).

        Upon the occurrence of an Event of Default, the Holders of a majority in principal amount of the outstanding Securities may select a person to serve as director of the Company until the Event of Default is cured.

        Section 6.02. Acceleration. If an Event of Default (other than an Event of Default specified in Sections 6.01(6) and (7)) occurs and is continuing, the Trustee by written notice to the Company, or the Holders of at least 25% in aggregate principal amount of the then outstanding Securities by written notice to the Company and the Trustee, may declare to be due and payable immediately the principal amount of the outstanding Securities plus accrued interest to the date of acceleration. Upon such declaration such principal and interest shall be due and payable immediately.

        At any time after such a declaration of acceleration has been made, the Holders of a majority in principal amount of the outstanding Securities, by written notice to the Trustee, may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived, except nonpayment of principal or interest that has become due solely because of the acceleration; and if the Company has paid or deposited with the Trustee a sum sufficient to pay all overdue installments of interest on all Securities, the principal of any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

        No such rescission shall affect any subsequent default or impair any right consequent thereon.

        Section 6.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity, to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

        The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and recovery of judgment shall, after provision for the payment of reasonable compensation, expense, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which judgment has been recovered.

        If the Trustee or any Securityholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Securityholder, then and in every such case the Company, the Trustee and the Securityholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Securityholders shall continue as though no such proceeding had been instituted. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All remedies are cumulative to the extent permitted by law.

        The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

        Section 6.04. Waiver of Past Defaults. Subject to Section 9.02, the Holders of a majority in principal amount of the outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a continuing Default or Event of Default in the payment of principal of or interest on any Security. When a Default is waived, it is cured.

        Section 6.05. Control by Majority. The Holders of a majority in principal amount of outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however:

                (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                (2) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by an opinion of its counsel, determines that the action so directed may not lawfully be taken or if the Trustee in good faith shall, by an Officer, determine that the proceedings so directed would involve it in personal liability or be unduly prejudicial to the Holders not taking part in such direction, and

                (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

        Section 6.06. Limitation on Suits. A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

                (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

                (2) the Holders of at least 25% in principal amount of the outstanding Securities make a written request to the Trustee to pursue the remedy;

                (3) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                (4) the Trustee does not comply with the request  within  thirty
(30) days after receipt of the request and the offer and, if requested, provision of indemnity; and

                (5) during such 30-day period the Holders of a majority in principal amount of the Securities do not give the Trustee a direction inconsistent with such request.

        A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

        Section 6.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the absolute and unconditional right under this Indenture of any Holder of a Security to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

        Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to bring suit for the enforcement of the right to convert the Security shall not be impaired or affected without the consent of the Holder.

        Section 6.08. Collection Suit by Trustee. If an Event of Default in payment of interest or principal specified in Section 6.01(1) or (2) occurs and continues for a period of thirty (30) days, the Company, upon demand of the Trustee, will pay to the Trustee, for the benefit of the Securityholders the whole amount of principal and interest then due on such Securities; and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses and disbursements and advances of the Trustee, its agents and counsel. If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding against the Company and may prosecute such proceeding to judgment or final decree, and may enforce the same to recover the amount of principal and interest remaining unpaid adjudged or decreed to be payable in the manner provided by law out of the property of the Company.

        If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Securityholders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

        Section 6.09. Trustee May File Proofs of Claim. In the case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company upon the Securities or the property of the Company or its creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                (1) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Securityholders allowed in such judicial proceeding, and

                (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the

Trustee,  its agents and counsel,  and any other  amounts due the Trustee  under
Section 7.07.

        Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceedings.

        Section 6.10. Priorities. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

                First: to holders of Senior Indebtedness to the extent required by Article XI;

                Second: to the Trustee for amounts due under Section 7.07;

                Third: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

                Fourth: to the Company or any other person lawfully entitled thereto.

        The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section.

        Section 6.11. Undertaking for Costs; Notice of Proceedings. (a) In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11(a) does not apply to a suit by the Trustee, a suit by a Holder pursuant of Section 6.06 or
6.07 or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.

        (b) In the event that the Trustee institutes a judicial proceeding or proceedings for the benefit of the Securityholders as provided in this Indenture, the Trustee shall give prior written notice of such proceeding(s), if any, to the holders of Senior Indebtedness or the Representative of such holders where the Senior Indebtedness is known to the Trustee.


                                  ARTICLE VII.

                                     TRUSTEE


        Section 7.01. Duties of Trustee.

        (a) If an Event of Default with respect to the Securities has occurred and is continuing and the Trustee has actual knowledge thereof, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

        (b) Except during the continuance of an Event of Default:

                (1) The Trustee undertakes to perform, with respect to the Securities, only those duties that are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee.

                (2) In the absence of bad faith on its part, the Trustee may, with respect to the Securities, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether they conform to the requirements of this Indenture.

        (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                (1) This paragraph does not limit the effect of paragraph (b) of this Section.

                (2) The Trustee shall not be liable for any error of judgment made in good faith by an Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

                (4) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

        (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

        (f) The Trustee shall not be liable for interest on any money received by it.

        (g) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

        Section 7.02. Rights of Trustee.

        Subject to Section 7.01,

                (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may require, and, in the absence of bad faith on its part, rely upon, an Officers' Certificate;

                (4) as a condition to the taking, suffering or omission of any act contemplated hereunder, the Trustee may, but is not required to, consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                (8) the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

        Section 7.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, must comply with Sections 7.09.

        Section 7.04. Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities; it shall not be accountable for the Company's use of the proceeds from the Securities; it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee; it shall not be responsible for any statement by the Company in the Indenture or document used in connection with the sale of the Securities; and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

        Section 7.05. Notice of Defaults. If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the Default within 30 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Security or in the making of a required sinking fund payment pursuant to Article XII or a redemption payment pursuant to Article III, the Trustee shall be protected in withholding the notice if and so long as the board of directors of the Trustee, the executive or any trust committee of such board and/or Officers of the Trustee in good faith determine(s) that withholding the notice is in the interests of Securityholders.

        Section 7.06. Compensation and Indemnity. The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation hereunder shall not be limited by any law on compensation relating to the trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, advances and out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

        The Company shall indemnify the Trustee for and hold it harmless against any expense, loss or liability incurred by it in connection with the administration of this trust and its duties hereunder, except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company shall not pay for any settlement of any claim without its consent, which consent will not be unreasonably withheld.

        The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

        To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except money or property held in trust to pay principal of or interest on particular Securities, and subject to the terms and provisions of Article XI.

        When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

        Section 7.07. Replacement of Trustee. A resignation or removal of the Trustee and the appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section. The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Trustee and the Company and may appoint a successor Trustee with the Company's consent. The Company may remove the Trustee if:

                (1) the Trustee fails to comply with Section 7.09;

                (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                (3) a Custodian or other public officer takes charge of the Trustee or its property; or

                (4) the Trustee becomes incapable of acting.

        If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

        If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

        If the Trustee fails to comply with Section 7.09, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

        A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee (subject to the lien provided for in Section 7.06), the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail notice of its succession to each Securityholder. Notwithstanding replacement of the Trustee pursuant to this Section, the Company's obligation under Section 7.06 shall continue for the benefit of the retiring Trustee with respect to expenses, losses and liabilities incurred by it prior to such replacement.

        Section 7.08. Successor Trustee by Merger, Etc. If the Trustee consolidates with, merges or converts into or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the successor corporation or national banking association without any further act shall be the successor Trustee.

        Section 7.09. Eligibility; Disqualification. The Trustee shall have a combined capital and surplus of at least $10,000,000 as set forth in its most recent published annual report of condition.


                                  ARTICLE VIII.

                             DISCHARGE OF INDENTURE


        Section 8.01. Termination of Company's Obligations. The Company may terminate all of its obligations under the

Securities and this Indenture (except that the Company's obligations under Sections 7.06 and 8.03 shall survive) if all outstanding Securities previously authenticated and issued (other than destroyed, lost or stolen Securities which have been replaced or paid) have been delivered to the Trustee for cancellation.

        In addition, the Company may terminate all of its obligations under this Indenture if:

                (1) the Securities mature within twelve months or all of them are to be called for redemption within twelve months under arrangements satisfactory to the Trustee for giving the notice of redemption; and

                (2) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations sufficient to pay principal of and interest on the outstanding Securities to maturity or redemption, as the case may be, and the Company delivers to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of the Indenture have been complied with, and an Opinion of Counsel to the same effect. Immediately after making the deposit, the Company shall give notice of such event and the proposed date of payment to each Securityholder. The Company may make the deposit only during the one-year period and only if Article XI permits it.

        The Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 7.06, 7.07 and 8.03, and in Article IV and Article XI, however, shall survive until the Securities are no longer outstanding. Thereafter, the Company's obligations in Sections 7.06 and 8.03 shall survive.

        After a deposit and delivery of the Officers' Certificate and Opinion of Counsel made pursuant to this Section 8.01, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities and this Indenture except for those surviving obligations specified above.

        In order to have money available on a payment date to pay principal or interest on the Securities, the U.S. Government

Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

        "U.S. Government Obligations" means direct obligations of the United States for the payment of which the full faith and credit of the United States is pledged.

        Section 8.02. Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section
8.01. It shall apply the deposited money and the money from the U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Securities. Money and Securities so held in trust are subject to Article XI, except for money and Securities previously paid as provided hereunder and held in trust for sinking fund payments in accordance with Article XII.

        Section 8.03. Repayment to Company. Subject to Section 8.01, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Company, Securityholders entitled to any of such money must look to the Company for payment as general creditors unless applicable abandoned property law designates another person and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.


                                   ARTICLE IX.

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS


        Section 9.01. Without Consent of Holders. The Company, when authorized by a Board Resolution, and with the consent of the Trustee, may amend or supplement this Indenture or the Securities without notice to or consent of any
Securityholders:

                (1) to cure any ambiguity, omission, defect or inconsistency;

                (2) to comply with Section 5.01 and 10.18;

                (3) to provide for uncertificated Securities in addition to certificated Securities; or

                (4) to make any change that does not adversely affect the legal rights of any Securityholder.

        Section 9.02. With Consent of Holders. The Company, when authorized by a Board Resolution, and with the consent of the Trustee, may amend or supplement this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities. The Holders of a majority in principal amount of the outstanding Securities may waive compliance by the Company with any provision of this Indenture or the Securities without notice to any Securityholder. Without the consent of each Securityholder affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

                (1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

                (2) reduce the rate of or extend the time for payment of interest, including default interest, on any Security;

                (3) reduce the principal of or extend the fixed maturity of any Security;

                (4) waive a default in the payment of the principal of or interest on any Security;

                (5) make any Security payable in money other than that stated in the Security;

                (6) make any change in Article X that adversely affects the rights of a Holder of Securities;

                (7) make any change in Section 6.04, 6.07 or 9.02 (third sentence);

                (8) make any change in Article XI that adversely affects the rights of any Securityholder; or

                (9) make any change in Article XII that adversely affects the rights of any Securityholder.

        An amendment under this Indenture may not make any change that adversely affects the rights under Article XI of any holder of an issue of Senior
Indebtedness unless the holders of the issue pursuant to its terms consent to the change.

        After an amendment under this Section becomes effective, the Company shall mail to the Holders a notice briefly describing the amendment.

        It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplement, but it shall be sufficient if such consent approves the substance thereof.

        Section 9.03. Revocation and Effect of Consents. Until an amendment, supplement or waiver becomes effective, a consent to an amendment, supplement or waiver by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. Any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

        After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder unless it is of the type described in any of clauses
(1) through (9) of Section 9.02. In such case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

        Section 9.04. Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue, and the Trustee shall authenticate, a new Security that reflects the changed terms.

        Section 9.05. Trustee to Sign Amendments, Etc. The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing any amendment, supplement or waiver, the Trustee may rely on and be fully protected by an Opinion of Counsel which shall state that such amendment, supplement or waiver is permitted or authorized by this Indenture. The Company may not sign an amendment until the Board of Directors approves it.


                                   ARTICLE X.

                                   CONVERSION


        Section 10.01. Conversion Privilege. Subject to and upon compliance with the provisions of this Article, a Securityholder may convert a Security into Common Stock at any time in whole or from time to time in part as stated in paragraph 7 of the Securities. The number of shares issuable upon conversion of a Security is determined as follows: Divide the principal amount to be converted by the conversion price in effect on the conversion date. Round the result to the nearest 1/100th of a share.

        The initial conversion price is stated in paragraph 7 of the Securities. The conversion price is subject to adjustment.

        A Holder may convert a portion of a Security if the portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion to a portion of it.

        "Common Stock" means Common Stock, $.01 par value per share, of the Company, as it exists on the date of this Indenture or as it may be constituted from time to time.

        Any portion of any Security converted into Common Stock pursuant to this Indenture shall be deemed to have been paid in full upon such conversion. Thereafter, this Indenture shall no longer apply to the converted Security
(i.e., the Common Stock), and no holder of any Common Stock received in conversion shall have any rights under this Indenture respecting such former Security or Common Stock, provided, that, this Indenture shall continue to apply, and the Securityholder shall have the benefits hereunder, respecting any portion of any Security not so converted.

        Section 10.02. Conversion Procedure. To convert a Security a Holder must satisfy the requirements in paragraph 7 of the Securities. The date on which the Holder satisfies all those requirements is the conversion date. As soon as practical, the Company shall deliver through the Conversion Agent a certificate for the number of full shares of Common Stock issuable upon the conversion and a check for any fractional share. The person in whose name the certificate is registered shall be treated as a stockholder of record on and after the conversion date.

        No payment or adjustment will be made for accrued interest on a converted Security or dividends on any Common Stock issued on conversion; provided however a Holder of a Security at the close of business on an interest payment record date will be entitled to receive the interest payable, in cash, on such Security on the corresponding interest payment date notwithstanding the conversion of such Security on or subsequent to such interest payment record date but prior to such interest payment date.

        If a Holder converts more than one Security at the same time, the number of full shares issuable upon the conversion shall be based on the total principal amount of the Securities converted.

        Upon a surrender of a Security that is converted in part, the Company shall issue and the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unconverted portion of the Security surrendered.

        If the last day on which a Security may be converted is a Legal Holiday in a place where a Conversion Agent is located, the Security may be surrendered to that Conversion Agent on the next succeeding day that is not a Legal Holiday.

        Section 10.03. Fractional Shares. The Company will not issue a fractional share of Common Stock upon conversion of a Security. Instead the Company will deliver its check for the current market value of the fractional share. The current market value of a fraction of a share is determined as follows: Multiply the current market price of a full share by the fraction and round the result to the nearest cent.

        The current market price of a share of Common Stock is the quoted price (the "Quoted Price") of the Common Stock on the New York Stock Exchange (or on such national securities exchange or automated trading system on which the Common Stock is then primarily traded) on the last Trading Day prior to the conversion date. In the absence of such a quotation, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

        Section 10.04. Taxes on Conversion. If a Holder of a Security converts it, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than the Holder's name.

        Section 10.05. Company to Provide Stock. The Company shall reserve out of its authorized but unissued Common Stock or its Common Stock held in treasury enough shares of Common Stock to permit the conversion of the Securities.

        All shares of Common Stock which may be issued upon conversion of the Securities shall be fully paid and non- assessable.

        The Company will endeavor to comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities and will endeavor to list such shares on each national securities exchange on which the Common Stock is listed.

        Section 10.06. Adjustment for Change in Capital Stock. If the Company:

                (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

                (3) combines its outstanding shares of Common Stock into a smaller number of shares;

                (4) makes a distribution on its Common Stock in shares of its Capital Stock other than Common Stock; or

                (5) issues by reclassification of its Common Stock any shares of its Capital Stock;

then the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted so that the Holder of a Security thereafter converted may receive the number of shares of Capital Stock of the Company which he would have owned immediately following such action if he had converted the Security immediately prior to such action.

        The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

        If after an adjustment a Holder of a Security upon conversion of it may receive shares of two or more classes of Capital Stock of the Company, the Company shall determine the allocation of the adjusted conversion price between the classes of Capital Stock. After such allocation, the conversion privilege and the conversion price of each class of Capital Stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Article.

        Section 10.07. Adjustment for Rights Issue. If the Company distributes any rights or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share on that record date, then the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted to equal the offering price (the "Offering Price") per share of the additional shares if such Offering Price is less than the then conversion price.

        The adjustment shall be made successively whenever any such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights or warrants.

        Section 10.08. Adjustment for Other Distributions. If the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase debt securities, assets or other securities of the Company, the conversion price shall be adjusted in accordance with the formula:

                                       M - F
                                       -----
                         C'= C     x     M
        where:

        C'        =    the adjusted conversion price.
        C         =    the current conversion price.
        M         =    the current market price per share of Common
                       Stock on the record date mentioned  below.
        F         =    the fair market value on the record date of the
                       assets,   securities,   rights  or  warrants
                       applicable to one share of Common Stock. The
                       Board of Directors shall determine the fair market value.

        The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

        This Section does not apply to cash dividends or cash distributions made in the ordinary course of business and paid out of consolidated current or retained earnings as shown on the books of the Company. Also, this Section does not apply to rights or warrants referred to in Section 10.07.

        Section 10.09. Adjustments for Common Stock Issue. If the Company issues shares of Common Stock for a consideration per share less than the current market price per share on the date the Company fixes the Offering Price of such additional shares, then the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted to equal the Offering Price if such Offering Price is less than the conversion price.

        The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

        This Section does not apply to (i) any of the transactions described in Sections 10.07 and 10.08, (ii) the conversion of Securities, or the conversion or exchange of other securities convertible or exchangeable for Common Stock,
(iii) Common Stock issued to the Company's employees under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this Section (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Indenture shall not exceed 5% of the Common Stock outstanding at the time of the adoption of each such plan, exclusive of antidilution adjustments thereunder), (iv) Common Stock upon the exercise of rights or warrants issued to the holders of Common Stock,
(v) Common Stock issued, directly or indirectly, to stockholders of any person which merges into the Company in proportion to their stock holdings of such person immediately prior to such merger, upon such merger, (vi) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting,(vii) Common

Stock issued upon the exercise of options or warrants issued by the Company prior to the date of this Indenture, or (viii) Common Stock issued pursuant to any transaction contemplated by Section 4.07(ii) or any other provision of this Indenture.

        Section 10.10. Adjustment for Convertible Securities Issue. If the Company issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in Sections 10.07 and 10.08 or the Securities) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the current market price per share on the date of issuance of such securities, then the conversion privilege and the conversion price in effect immediately prior to such action shall be adjusted to equal the Offering Price if such Offering Price is less than the then conversion price.

        The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

        This Section does not apply to (i) convertible securities issued to stockholders of any person which merges into the Company, or with a Subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger or any similar transactions (including the purchase of assets or stock) or (ii) convertible securities issued in a bona fide public offering pursuant to a firm commitment underwriting.

        Section 10.11. Current Market Price. In Sections 10.07, 10.08, 10.09, and 10.10 the current market price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive Trading Days commencing 45 Trading Days before the date in question. In the absence of one or more such quotations, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

        Section 10.12. Consideration Received. For purposes of any computation respecting consideration received pursuant to Sections 10.09 and 10.10, the following shall apply:

                (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board Resolution which shall be filed with the Trustee; and

                (3) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this Section).

        Section 10.13. When Adjustment May be Deferred. No adjustment in the conversion price need be made unless the adjustment would require an increase or decrease of at least 1% in the conversion price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

        All calculations under this Article shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

        Section 10.14. When No Adjustment Required. No adjustment need be made for a transaction referred to in Sections 10.06, 10.07, 10.08, 10.09 or 10.10 if Securityholders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

        No adjustment need be made for a change in the par value or no par value of the Common Stock.

        To the extent the Securities become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

        Section 10.15. Notice of Adjustment. Whenever the conversion price is adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment. The Company shall file with the Trustee a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct.

        Section 10.16. Voluntary Reduction. The Company from time to time may reduce the conversion price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period, provided, that in no event may the conversion price be less than the par value of a share of Common Stock.

        Whenever the conversion price is reduced, the Company shall mail to Securityholders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced conversion price takes effect. The notice shall state the reduced conversion price and the period it will be in effect.

        A reduction of the conversion price does not change or adjust the conversion price otherwise in effect for purposes of Sections 10.06, 10.07, 10.08, 10.09 and 10.10.

        Section 10.17. Notice of Certain Transactions.

                If:

                        (1) the Company  takes any action that would  require an
                adjustment in the conversion price pursuant to Sections 10.06, 10.07, 10.08, 10.09 or 10.10 and if the Company does not let Securityholders participate pursuant to Section 10.14;

                        (2) the Company  takes any action  that would  require a
                supplemental indenture pursuant to Section 10.18; or

                        (3) there is a liquidation or dissolution of the Company,

the Company shall mail to Securityholders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

        Section 10.18. Reorganization of Company. If the Company is a party to a transaction subject to Section 5.01, upon consummation of such transaction the Securities shall automatically become convertible into the kind and amount of securities, cash or other assets which the Holder of a Security would have owned immediately after the consolidation, merger, transfer or lease if the Holder had converted the Security immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental indenture so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Article. The successor Company shall mail to Securityholders a notice describing the supplemental indenture.

        If the issuer of securities deliverable upon conversion of Securities under the supplemental indenture is an Affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental indenture.

        If this Section applies, Sections 10.06, 10.07, 10.08 and 10.09 do not apply.

        Section 10.19. Company Determination Final. Any determination that the Company or the Board of Directors must make pursuant to Section 10.03, 10.06, 10.08, 10.09, 10.10, 10.11, 10.12 or 10.14 is conclusive.

        Section 10.20. Trustee's Disclaimer. The Trustee has no duty to determine when an adjustment under this Article should be made, how it should be made or what it should be. The Trustee has no duty to determine whether any provisions of a supplemental indenture under Section 10.18 are correct. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article. Each Conversion Agent other than the Company shall have the same protection under this Section as the Trustee.


                                   ARTICLE XI.

                                  SUBORDINATION


        Section 11.01. Agreement to Subordinate. The Company and the Trustee agree, and each Securityholder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payments in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or later incurred, and that the subordination is for the benefit of the holders of Senior Indebtedness. Notwithstanding anything in this Indenture or any Security to the contrary, any and all payments, distributions, proceeds, moneys and/or other assets and properties paid to or collected, realized, or otherwise received by the Trustee, the Paying Agent or any Securityholder in connection with any payment or other action by the Company, any Subsidiary or any other person acting on behalf of the Company, or any exercise or other enforcement under the Indenture or any Security, shall be subject to the terms and provisions of this Article.

        Section 11.02. Certain Definitions.

                "Representatives" means the indenture trustee or other trustee, agent, administrator or representative for an issue of Senior Indebtedness as and if designated by the holder or holders of such Senior Indebtedness from time to time by written notice to the Trustee from such holder(s) or such other person.

                "Senior Indebtedness" means all Indebtedness of the Company for money borrowed from a bank, insurance company or any other institutional lender, whether secured by assets of the Company or any Subsidiary or unsecured, outstanding at any time (including future advances), all Indebtedness of the Company which is secured by liens or assets used in the ordinary course of business by the Company or any Subsidiary and the value of the collateral is equal to at least 50% of the then outstanding principal amount of such Indebtedness, all together with interest thereon, all Indebtedness of the Company represented by the 9% Senior Subordinated Convertible Debentures due June 15, 2004 issued by the Company prior to the date hereof, but excluding from Senior Indebtedness, Indebtedness of the Company to any of its Subsidiaries for money borrowed or advanced from any such Subsidiary and Indebtedness which by its terms is not superior in right of payment to the Securities.

        Section 11.03. Liquidation; Dissolution; Bankruptcy. Upon any distribution to creditors and/or stockholders of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

                (1) holders of Senior Indebtedness shall be entitled to receive payment in full in cash or cash equivalents of the principal of and interest (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Indebtedness before Securityholders shall be entitled to receive any payment of principal of or interest on Securities; and

                (2) until the Senior Indebtedness is paid in full in cash or cash equivalents, any distribution to which Securityholders would be entitled but for this Article shall be made to holders of Senior Indebtedness as their interests may appear, except that Securityholders may receive securities that are subordinated to Senior Indebtedness to at least the same extent as the Securities.

        Section 11.04. Default on Senior Indebtedness. Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all such Senior Indebtedness shall first be paid in full, or such payment duly provided for in cash or cash equivalents or in a manner satisfactory to the holders of such Senior Indebtedness, before any payment is made by the Company, the Trustee, the Paying Agent or any other person acting on behalf of the Company on account of the principal or interest on the Securities.

        The Company may not pay or prepay any principal of, interest on or other amount respecting the Securities and may not acquire any Securities for cash or for any other asset or property (other than Capital Stock of the Company), or cause, suffer or permit the Trustee, the Paying Agent, any Subsidiary of the Company or any other person acting on behalf of the Company to do so, and neither the Trustee, nor any Securityholder nor any person acting on behalf of any of them may seek to receive or collect any payment or other amount under this Indenture or any Security, or may exercise or otherwise enforce any of their respective rights, powers, privileges, remedies and interests under this Indenture or any Security, if:

                (1) a default on Senior Indebtedness occurs and is continuing that permits holders of such Senior Indebtedness to accelerate its maturity, and

                (2) (i) the default is the subject of judicial proceedings, (ii) the Company shall have received notice respecting the continuation of a default under the Senior Indebtedness and specifically requesting the imposition of the standstill period provided by this Section, or (iii) the Company receives a notice of the acceleration of any of the Senior Indebtedness, which notice is from a person who may give them pursuant to such Senior Indebtedness.

        If the Company receives any such notice, a similar notice received within nine months thereafter relating to the same default on the same issue of Senior Indebtedness shall not be effective for purposes of this Section.

        The Company may resume payments on the Securities and may acquire them when:

                (a) the default is cured or waived,

                (b) 150 days pass after the notice is given if the default is a result of the failure to make any payment due under the instruments and agreements governing Senior Indebtedness and is not the subject of judicial proceedings, or

                (c) 120 days pass after the notice is given if the default is for any reason other than as set forth in clause (b) and is not the subject of judicial proceedings,

if this Article otherwise permits the payment or acquisition at that time.

        Section 11.05. Acceleration of Securities. If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration. The Company may pay the Securities after such acceleration occurs if this Article permits the payment at that time.

        Section 11.06. When Distribution Must Be Paid Over. Any payments, distributions, proceeds, monies and/or other assets and properties paid to or collected, realized or otherwise received by the Trustee, the Paying Agent, any Securityholder or any person acting therefor in connection with any payment or other action by the Company, any Subsidiary or any other person acting on behalf of the Company, or any exercise or other enforcement under this Indenture or any Security, during any time when the Company is not permitted to make payments on the Securities under this Article, any and all such payments, distributions, proceeds, monies or other assets and properties shall be held by the recipient in trust for the benefit of, and shall be paid forthwith over and delivered to the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their Representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

        If a distribution is made to Securityholders that because of this Article should not have been made to them, the Securityholders who receive the distribution shall hold it in trust for holders of Senior Indebtedness and pay it over to them as their interests may appear.

        Section 11.07. Notice by Company. The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of principal of or interest on the Securities to violate this Article, but failure to give such notice shall not affect the subordination of the Securities to the Senior Indebtedness provided in this Article. Nothing in this Article shall apply to claims of, or payment to, the Trustee under or pursuant to Section 7.07.

        Section 11.08. Subrogation. After all Senior Indebtedness is paid in full and until the Securities are paid in full, Securityholders shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Securityholders have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness which otherwise would have been made to Securityholders is not, as between the Company and Securityholders, a payment by the Company on Senior Indebtedness.

        Section 11.09. Relative Rights. This Article defines the relative rights of Securityholders and holders of Senior Indebtedness. Nothing in this Indenture shall:

                (1) impair, as between the Company and Securityholders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms; or

                (2) prevent the Trustee or any Securityholder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Indebtedness to receive distribution otherwise payable to Securityholders, except as otherwise provided herein.

        If the Company fails because of this Article to pay principal of or interest on Security on the due date, the failure is still a Default or Event of Default.

        Section 11.10. Subordination May Not Be Impaired By Company. No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

        Section 11.11. Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to the Representative. Whenever the Trustee is required or permitted to give any notice of default, redemption, acceleration, payment and the like to any Securityholder, the Trustee shall send a copy of each such notice to the holders of Senior Indebtedness who have given the Trustee a written request for copies thereof (individually or through their Representative).

        Section 11.12. Trustee and Paying Agents Not Chargeable with Knowledge Until Notice. Notwithstanding any of the provisions of this Section 11 or any other provisions of this Indenture, the Trustee and any paying agent shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee or any paying agent, unless and until a Trust Officer of the Trustee or such paying agent, as the case may be, shall have received written notice thereof from the Company or a holder of a Senior Indebtedness, or any trustee thereof, and, prior to the receipt of any such written notice, the Trustee and any other paying agent shall be entitled to assume that no such facts exist. If at least two Business Days prior to the date upon which the terms of any such moneys may become payable for any purpose (including, without limitation, the payment of either the principal of or the interest on any Security) a Trust Officer of the Trustee or paying agent, as the case may be, shall not have received with respect to such moneys the notice provided for in this Section 11.12, then, anything contained herein to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after the commencement of such two Business Day period. Nothing contained in this Section 11.12 shall limit the right of the holders of Senior Indebtedness to recover payments as contemplated by Section 11.04 or any other applicable provision of this Indenture.

        Section 11.13. Ranking of Securities. The indebtedness evidenced by the Securities shall rank senior to all indebtedness evidenced by securities of the Company issued by the Company after the date of this Indenture, any other evidence of Indebtedness of the Company except for Senior Indebtedness as defined in Section 11.02, and the Capital Stock of the Company, including any rights or warrants entitling holders thereof to subscribe for or purchase shares of Capital Stock of the Company or any securities convertible into or exchangeable for shares of Capital Stock of the Company issued by the Company after the date of this Indenture.

                                  ARTICLE XII.

                                  MISCELLANEOUS


        Section 12.01. Notices; Reporting Date. Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first-class mail addressed as follows:

        if to the Company:

               First South Africa Corp., Ltd.
               c/o First South Africa Management Corp.
               2665 South Bayshore
               Suite 702
               Coconut Grove, Florida 33133
               Attention: Clive Kabatznik
                          President

        if to the Trustee:

               American Stock Transfer & Trust Company
               40 Wall Street
               New York, New York  10005
               Attention:  George Karfunkel

        The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

        Any notice or communication mailed to a Securityholder shall be mailed to such Securityholder at the address which appears on the registration books of the Registrar and shall be sufficiently given to such Securityholder if so mailed by first class mail within the time prescribed.

        Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it, except that notice to the Trustee shall only be effective upon receipt thereof by the Trustee. If the Company mails a notice or communication to Securityholders it shall mail a copy of such notice to the Trustee and each Agent at the same time. All notices or communications shall be in writing.

        Section   12.02.   Communication   by  Holders   with   Other   Holders.
Securityholders may communicate with other Securityholders with respect to their rights under this Indenture or the Securities.

        Section 12.03. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                (1)  an  Officers'   Certificate  stating  that  all  conditions
precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                (2) an Opinion of Counsel, stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

        Section 12.04. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                (1) a statement that the person signing such certificate or opinion has read such covenant or condition and the definitions relating thereto;

                (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

        Section 12.05. When Treasury Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Affiliate of the Company shall be disregarded, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Securities, if any, known by the Company to be owned by or held for the account of the Company, or any Affiliate of the Company and the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are outstanding for the purposes of any such determination.

        Section 12.06. Rules by Trustee and Agents. The Trustee may make reasonable rules for action by, or at a meeting of, Securityholders. The Registrar or Paying Agent may make reasonable rules for its functions.

        Section 12.07. Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the city in which the Trustee administers its corporate trust business. If a payment date is a Legal Holiday at a place of payment, payment may be made at the place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

        Section 12.08. Governing Law. The laws of the State of New York shall govern this Indenture and the Securities. Each of the parties agrees to submit to the jurisdiction of the federal and state courts of the State of New York in New York City in any action or proceeding arising out of or relating to this Indenture.

        Section 12.09. No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

        Section 12.10. No Recourse Against Others. Liabilities of directors, officers, employees and stockholders, as such, of the Company are waived and released as provided in paragraph 19 of the Securities.

        Section 12.11. Successors. All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

        Section 12.12. Duplicate Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

        Section 12.13. Separability. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

                                         FIRST SOUTH AFRICA CORP., LTD.


                                         By:_____________________________
                                            Name:
                                            Title:

                                         AMERICAN STOCK TRANSFER & TRUST
                                           COMPANY


                                         By:_____________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT A

SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED, OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A "U.S. PERSON" UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE. IN NO EVENT MAY SUCH SECURITIES BE SOLD, OFFERED OR TRANSFERRED IN THE UNITED STATES OR TO A "U.
S. PERSON" FOR A PERIOD OF FORTY (40) DAYS FROM THE DATE OF THIS CERTIFICATE.

No._________                                                   $________________

                         FIRST SOUTH AFRICA CORP., LTD.

           INCREASING RATE SENIOR SUBORDINATED CONVERTIBLE DEBENTURES

                              DUE OCTOBER 31, 2001


promises to pay to _____________________________________________________________
or registered assigns the principal sum of______________________________________
($___________) on October 31, 2001


The provisions set forth on
Annex A hereto are incorporated
as if set forth on the face
hereof.


                                               Interest Payment Dates:
                                                          December 15, March 15,
                                                          June 15, September 15.
                                               Record Dates:
                                                          December 1, March 1,
                                                          June 1, September 1.

DATED:
Certificate of Authentication

This Security is one of the Securities described in the within mentioned Indenture.

AMERICAN STOCK TRANSFER AND                       FIRST SOUTH AFRICA CORP., LTD.
   TRUST COMPANY, as Trustee


By:___________________________                    By:___________________________
   Authorized Signature

                                                  By:___________________________

                                     ANNEX A
                                     -------

                         FIRST SOUTH AFRICA CORP., LTD.

           INCREASING RATE SENIOR SUBORDINATED CONVERTIBLE DEBENTURES
                              DUE OCTOBER 31, 2001


           1. Interest. First South Africa, Corp., Ltd., a Bermuda corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate of (i) 4.0% for the one-year period ending October 31, 1998, (ii) 4.5% for each of the one-year periods ending October 31, 1999, and October 31, 2000, respectively, and (iii) 5.0% for the one-year period ending October 31, 2001. The Company will pay interest quarterly in arrears commencing December 15, 1997. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

           2. Method of Payment. The Company will pay interest on the Security (except defaulted interest) to the persons who are registered holders of Securities at the close of business on the record date for the next interest payment date even though Securities are canceled after the record date and on or before the interest payment date. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company will pay interest by its check payable in such money mailed to the holder's registered address. In the event the Securities shall not have been redeemed or converted pursuant to the terms hereof and the Indenture prior to the due date set forth above, the Company shall pay each registered holder of the Securities an additional amount equal to 22.25% of the principal amount of Securities held by each such registered holder. Interest commences accruing from the date of initial issuance of this Security.

           3. Paying Agent, Registrar and Conversion Agent. Initially, American Stock Transfer & Trust Company (the "Trustee") will act as Paying Agent,
Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar or Conversion Agent without notice to any Securityholder. The Company or any of its subsidiaries may act in such capacity.

           4. Indenture. The Company issued the Securities under an Indenture dated as of October 29, 1997, (the "Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture for a statement of them. The Securities are limited to the aggregate principal amount of $15,000,000.

           5. Redemption. The Securities may be redeemed by the Company at any time or from time to time commencing October 31, 1998, at the Company's option, in whole or in part, upon not less than 30 nor more than 60 days' notice, mailed to the registered holders thereof at their last registered addresses, at the redemption price (which price shall be equal to 122.25% of the principal amount), plus accrued and unpaid interest to the redemption date (and subject to the right of any record holder to receive the interest payable on the applicable Interest Payment Date that is on or prior to the redemption date) if the average of the closing prices of the Company's Shares of Common Stock published by Nasdaq for each of the 30 consecutive Market Days ending on the market day prior to the date on which such notice of redemption is first given is equal to or greater than 150% of the conversion price on each of such 30 market days provided, however, that the Company may, at its option, pay such amount due under this paragraph 5 (the "Redemption Amount") by depositing with the Trustee such number of shares of Common Stock equal to (x) the Redemption Amount, divided by (y) the average closing trading price of the Common Stock during the 20 Business Days prior to the date on which notice of redemption is first given.

           6. Selection and Notice of Redemption. Notice of redemption will be mailed at least thirty (30) but not more than sixty (60) days before the redemption date to each holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. On and after the redemption date, interest ceases to accrue on Securities or portions thereof called for redemption.

           7. Conversion. A holder of a Security may convert it into Common Stock of the Company at any time, subject to prior redemption and compliance with the terms of the Indenture. If the Security is called for redemption, the holder may convert it at any time before the close of business on the fifth business day prior to the redemption date. The initial conversion price shall be equal to $9.50 per share of Common Stock, subject to adjustment in certain events. To determine the number of shares issuable upon conversion of a Security, divide the principal amount to be converted by the conversion price in effect on the conversion date and round the result to the nearest 1/100th of a Share. On conversion, no payment or adjustment for interest will be made. The Company will deliver a check for any fractional share.

           To convert a Security a holder must (1) complete and sign the conversion notice on the back of the Security, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent, and (4) pay any transfer or similar tax if required. A holder may convert a portion of a Security if the portion is $1,000 or an integral multiple of $1,000.

           The conversion price is subject to adjustment as set forth in the Indenture upon the occurrence of certain events, including: (i) the issuance of stock of the Company as a dividend or distribution on any shares of the Common Stock; (ii) subdivisions, combinations and certain reclassifications of the Common Stock; (iii) the issuance to all holders of Common Stock of certain rights or warrants entitling them to subscribe for or purchase Common Stock at less than the then current conversion price (as determined in the manner set forth in the Indenture); (iv) the distribution to all holders of Common Stock of any shares of capital stock of the Company (other than the Common Stock), evidences of indebtedness of the Company or other assets (including securities, but excluding any rights or warrants referred to above, excluding any dividend or distribution paid in cash out of earned surplus of the Company); (v) the distribution to all holders of Common Stock of cash in the aggregate amount of such cash distribution; (vi) the issuance of shares of Common Stock for less consideration than the then current conversion price (other than shares issued in exchange for securities of the Company issued prior to the date hereof or as otherwise provided in the Indenture); and (vii) the issuance of securities convertible into or exchangeable for shares of Common Stock (other than pursuant to transactions described above and with certain exceptions) for a consideration per share of Common Stock deliverable on such conversion or exchange that is less than the then current conversion price of the Common Stock on the date of issuance of such security.

           No adjustment in the conversion price will be required unless such adjustment would require a change of at least 1% in the price then in effect; but any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment.

           The Company from time to time may voluntarily reduce the conversion price for a period of time, provided that the conversion price is not less than the par value of a share of Common Stock.

           If the Company consolidates or merges into or sells, leases, transfers or otherwise disposes of all or substantially all of its assets, the Securities will become convertible into the kind and amount of Securities, cash or other assets which the holders of the Securities would have owned immediately after the transaction if the holders had converted the Securities immediately before the effective date of the transaction at the conversion price in effect immediately prior to such effective date.

           8. Subordination. The Securities are subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture). To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination and authorizes the Trustee to give it effect. The indebtedness evidenced by the Securities shall rank senior to all indebtedness evidenced by securities of the Company issued by the Company after the date of the Indenture, any other evidence of Indebtedness of the Company except as expressly provided for in the Indenture, and the Capital Stock of the Company, including any rights or warrants entitling holders thereof to subscribe for or purchase shares of Capital Stock of the Company or any securities convertible into or exchangeable for shares of Capital Stock of the Company issued by the Company after the date of the Indenture.

           9. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Security or portion of a Security selected for redemption, or transfer or exchange any Security for a period of 15 days before a selection of Securities to be redeemed.

           10. Persons Deemed Owners. The registered holder of a Security may be treated as the owner of it for all purposes.

           11. Unclaimed Money. If money for the payment of principal, premium, if any, or interest on the Securities remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, holders entitled to any of such money must look to the Company for payment as general creditors unless an "abandoned property" law designates another person.

           12. Amendment, Supplement, Waiver. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the holders of at least a majority in principal amount of the outstanding Securities and any past default or compliance with any provision may be waived with the consent of the holders of a majority in principal amount of the outstanding Securities. Without the consent of any Securityholder, the Company may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, omission, defect or inconsistency or to provide for uncertificated Securities in addition to certificated Securities or to make any change that does not adversely affect the rights of any Securityholder.

           13. Successor Corporation. When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture and if immediately thereafter no Default or Event of Default exists, the predecessor corporation will be released from those obligations.

           14.        Defaults and Remedies. An Event of Default is:

                                 (i) failure of the  Company to pay  interest on
                      any Security for 10 days, (ii) failure of the Company to pay any principal installment when due and payable for a period of 10 days, (iii) default in the deposit of any sinking fund payment when and as due which continues for a period of ten days, (iv) failure by the Company for 30 days after written notice to the Company by the Trustee or to the Company and the Trustee by the holders of 25% in principal amount of the outstanding Securities, to comply with any of its other agreements and covenants in the Indenture and the Securities; (v) certain defaults under and accelerations prior to maturity of other indebtedness;
                      (vi) certain events of bankruptcy, insolvency or reorganization, and (vii) suspension or termination of the Company's reporting obligations pursuant to Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended.

           The Indenture provides that the Trustee will, within 30 days after the occurrence of a Default, give the Securityholders notice of all uncured Defaults known to it (the term "Default" to include the events specified above, without grace or notice), provided that, except in the case of default in the payment of principal of or interest on any of the Securities, or failure to make a required sinking fund deposit or a redemption payment pursuant to Article III of the Indenture, the Trustee shall be protected in withholding such notice if it in good faith determines that the withholding of such notice is in the interest of the Securityholders.

           In case an Event of Default occurs and is continuing, the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities then outstanding, by notice in writing to the Company (and to the Trustee if given by the Securityholders), may declare to be due and payable the principal amount of the Securities then outstanding plus accrued interest to the date of acceleration, and upon any such declaration the same shall become and shall be immediately due and payable. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities.

           Such declaration may be rescinded by holders of a majority in principal amount of outstanding Securities if all existing Events of Default have been cured and waived (except nonpayment of principal or interest on Securities then outstanding that has become due solely because of the acceleration) and if the rescission would not conflict with any judgment or decree.

           Defaults (except, unless theretofore cured, a default in payment of principal of or interest on the Securities or a default with respect to a provision which cannot be modified under the terms of the Indenture without the consent of each Security affected) may be waived by the holders of a majority in principal amount of outstanding Securities upon the conditions provided in the Indenture.

           Upon the occurrence of an Event of Default, the holders of a majority in principal amount of the outstanding Securities may select a person to serve as director of the Company until the Event of Default is cured.

           The Indenture requires the Company to file periodic reports with the Trustee as to the absence of defaults.

           15. Discharge of Indenture. The Indenture will be discharged and canceled, except for certain Sections thereof, subject to the terms of the Indenture, upon the payment of all the Securities or upon the irrevocable deposit with the Trustee or Paying Agent of money, or shares, as the case may be, sufficient for such payment or redemption.

           16. Trustee Dealings with Company. The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not Trustee.

           17. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

           18.   Authentication.   This  Security   shall  not  be  valid  until
authenticated by the manual signature of the Trustee or an authenticating agent.

           19. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), J TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/MA (= Uniform Gifts to Minors Act).

           The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture. Requests may be made to: President, First South Africa Corp., Ltd., c/o First South Africa Management Corp., 2665 South Bayshore, Suite 702, Coconut Grove, Florida 33133.

                                 ASSIGNMENT FORM

           If you the holder want to assign this Security, fill in the form below and have your signature guaranteed:

           I or we assign and transfer this Security to

________________________________________________________________________________

________________________________________________________________________________
             (Insert assignee's social security or tax I.D. number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint

________________________________________________________________________________


agent to transfer this Security on the books of Travel Ports of America, Inc. The agent may substitute another to act for him.


Date:  _____________  Your Signature:  __________________________
(SIGN EXACTLY AS YOUR NAME APPEARS ON THE OTHER SIDE OF THIS SECURITY).


Signature Guarantee:*___________________________________________________


--------
* Needed only if the stock certificate is to be registered in a name other than that of the record holder.

                                CONVERSION NOTICE

           To convert this Security into Common Stock of First South Africa Corp., Ltd., check the line below:

                                 ______________

           To convert only part of this Security, state the principal amount to be converted:

                               $__________________

If you want the stock certificate made out in another person's name, fill in the form below:

(Insert other person's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Print or type other person's name, address and zip code).


Date:  _____________  Your Signature:  __________________________
(SIGN EXACTLY AS YOUR NAME APPEARS ON THE OTHER SIDE OF THIS SECURITY).

Signature Guarantee:*___________________________________________________________







--------
* Needed only if the stock certificate is to be registered in a name other than that of the record holder.